SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the
                                       Commission only (as permitted by
                                       Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  LODGIAN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X} No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
(1) Title of each class of securities to which transaction applies:
                    Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
(3) Filing party:
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(4) Date filed:

--------------------------------------------------------------------------------

                                  LODGIAN, INC.
                      3445 PEACHTREE ROAD, N.E., SUITE 700
                             ATLANTA, GEORGIA 30326

                                  May 11, 1999

Dear Fellow Stockholder:

               You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Lodgian, Inc. which will be held on Friday, June 25, 1999, commencing at 9:30 a.m. local time, at The Resource Forum, 3340 Peachtree Road N.E., Atlanta, Georgia 30326.

               At the Annual Meeting, you will be asked to consider and vote upon the election of one Class I director to serve for a three-year term and to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

               Your Board of Directors recommends that you vote your shares in favor of this proposal.

               We hope you will find it convenient to attend in person. Whether or not you expect to attend, please promptly date, sign and mail the enclosed proxy in the return envelope provided to ensure your representation at the Annual Meeting and the presence of a quorum.

               On behalf of your Board of Directors and the associates of the Company, I would like to express our appreciation for your continued support.

               By now you should have received a copy of Lodgian's 1998 Annual Report to Stockholders, as well as a description of the recently adopted Lodgian Shareholder Rights Plan.

                                         Sincerely,


                                         /s/ Robert S. Cole
                                         -----------------------------------
                                         Robert S. Cole
                                         President and Chief Executive Officer

                                  LODGIAN, INC.
                      3445 PEACHTREE ROAD, N.E., SUITE 700
                             ATLANTA, GEORGIA 30326

                    Notice of Annual Meeting of Stockholders
                           To be held on June 25, 1999

To the Stockholders of Lodgian, Inc.:

               Notice is hereby given that the Annual Meeting of Stockholders of Lodgian, Inc., a Delaware corporation ("Lodgian"), will be held on Friday, June 25, 1999, commencing at 9:30 a.m. local time, at The Resource Forum, 3340 Peachtree Road N.E., Atlanta, Georgia 30326 for the following purposes:

               1. To elect one Class I director to serve for a three-year term expiring at the 2002 Annual Meeting of Stockholders.

               2. To consider and act upon such other business as may properly come before the Annual Meeting.

               The Board of Directors has fixed the close of business on May 7, 1999 as the record date for the determination of stockholders entitled to notice of and to vote on any matters which may properly come before the Annual Meeting.

               All stockholders are cordially invited to attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, you are requested to mark, sign, date and return the accompanying proxy as soon as possible. If you are planning to attend the Annual Meeting, please notify the Secretary or Assistant Secretary.

               Please note that shares of Servico, Inc. ("Servico") and units of Impac Hotel Group LLC ("Impac") which have not been exchanged for Lodgian shares pursuant to the merger of Servico and Impac (the "Merger") as of the record date will not be eligible to vote. All stockholders with outstanding Servico shares or Impac units are encouraged to exchange their holdings for Lodgian shares as soon as possible.

                                           By order of the Board of Directors,


                                           /s/ Robert M. Flanders
                                           -------------------------------------
                                           Robert M. Flanders
                                           Assistant Secretary
Dated: May 11, 1999
Atlanta, Georgia

                                  LODGIAN, INC.
                      3445 PEACHTREE ROAD, N.E., SUITE 700
                             ATLANTA, GEORGIA 30326

                                 PROXY STATEMENT


               This Proxy Statement is furnished by the Board of Directors of Lodgian, Inc., a Delaware corporation ("Lodgian" or the "Company"), in connection with Lodgian's solicitation of proxies for use at the 1999 Annual Meeting of Stockholders of Lodgian (the "Annual Meeting"), which will be held on Friday, June 25, 1999, commencing at 9:30 a.m. local time, at The Resource Forum, 3340 Peachtree Road N.E., Atlanta, Georgia 30326, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are entitled and encouraged to attend the Annual Meeting in person. This Proxy Statement and the accompanying Proxy Card are being mailed to stockholders of Lodgian on or about May 11, 1999.

               All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted in accordance with the directions given, and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. In voting by proxy with regard to the election of directors, stockholders may vote in favor of the nominee or withhold their votes as to the nominee. If no direction is given on a proxy, it will be voted for the election of the nominee for director.

               A stockholder who has given a proxy may revoke it at any time before it is exercised by giving notice of revocation to the Secretary or Assistant Secretary of Lodgian, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

                        RECORD DATE AND VOTING SECURITIES

               The Board of Directors has fixed the close of business on May
7, 1999 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Holders of record of the common stock, par value $.01 per share (the "Common Stock"), of Lodgian as of May 7, 1999, will be entitled to one vote for each share held. On April 22, 1999, there were 27,103,348 shares of Common Stock outstanding and entitled to vote.

                          SECURITY OWNERSHIP OF CERTAIN

                        BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth certain information regarding ownership of Common Stock as of April 22, 1999, by (i) each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock as of April 22, 1999, (ii) each of the members of the Company's Board of Directors, (iii) each of the Company's executive officers named in the "Summary Compensation Table" under "Executive Compensation" below, and (iv) all directors and executive officers of the Company as a group. All shares were owned directly with sole voting and investment power unless otherwise indicated.



                                                              SHARES OF COMMON      PERCENT OF COMMON
NAME OF BENEFICIAL OWNER AND ADDRESS OF 5% BENEFICIAL OWNER   STOCK BENEFICIALLY    STOCK BENEFICIALLY
------------------------------------------------------------  --------------------    ----------------
BENEFICIAL OWNERS OF 5% OR MORE OF OUTSTANDING COMMON STOCK:      OWNED (1)              OWNED (2)
Heitman/PRA Securities Advisors, Inc.                            2,205,100 (3)             8.1%
180 North LaSalle Street, Suite 3600
Chicago, IL  60601

Eagle Asset Management, Inc.                                     1,788,310 (4)             6.6%
880 Carillon Parkway
St. Petersburg, FL  33716

Prudential Insurance Company of America                          2,113,000 (5)             7.8%
751 Broad Street
Newark, NJ  07102-3777

Dimensional Fund Advisors                                        1,538,000 (6)             5.7%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Jeffrey Neal                                                     2,579,743 (7)             9.5%
5575 DTC Parkway, Suite 355
Englewood, CO 80111

DIRECTORS:

Robert S. Cole                                                     607,843 (8)             2.2

Joseph C. Calabro                                                  261,100 (9)             *

John M. Lang                                                     2,234,734 (10)            8.2%

Michael A. Leven                                                    30,700 (11)            *

Peter R. Tyson                                                      55,500 (12)            *

Richard H. Weiner                                                   55,100 (12)            *

NON-DIRECTOR EXECUTIVE OFFICERS:

David Buddemeyer                                                   304,219 (13)            1.1%

Karyn Marasco                                                       77,700 (12)            *

Warren M. Knight                                                   138,311 (14)            *

Peter J. Walz                                                       49,000 (15)            *

Lawrence Carballo                                                   17,400 (16)            *

All directors and executive officers as a group (11              3,831,607 (17)           13.8%
  persons)



-----------------------------
*     Represents less than 1%.
(1) This number does not include those shares of Lodgian to be distributed upon conversion of Servico shares and Impac units pursuant to the Merger which have as yet not been converted.
(2) Ownership percentages are based on 27,103,348 shares of Common Stock outstanding as of April 22, 1999 and any Common Stock that such named individual or group has the right to acquire within 60 days.
(3) Heitman/PRA Securities Advisors, Inc. filed a Schedule 13G dated October 15, 1998 with the Securities and Exchange Commission (the "SEC") reporting ownership of 2,205,100 shares of Common Stock of the Company's predecessor, Servico, with sole voting power with respect to 2,147,400 shares, sole dispositive power with respect to 2,172,500 shares, and shared dispositive power with respect to 32,600 shares.
(4) Eagle Asset Management, Inc. filed a Schedule 13G dated January 29, 1999 with the SEC reporting ownership of 1,788,310 shares of Common Stock with sole voting and dispositive power with respect to such shares.
(5) Prudential Insurance Company of America filed a Schedule 13G dated January 8, 1999 with the SEC reporting ownership of 2,113,000 shares of Common Stock with sole voting and dispositive power with respect to 1,204,100 shares and with shared voting and dispositive power with respect to 908,900 shares.
(6) Dimensional Fund Advisors filed a Schedule 13G dated February 12, 1999 with the SEC reporting ownership of 1,538,000 shares of Common Stock with sole voting and dispositive power with respect to such shares.
(7) Jeffrey Neal filed a Schedule 13D dated December 21, 1998 with the SEC reporting ownership of 2,520,102 shares of Common Stock with sole voting and dispositive power with respect to 724,597 shares and with shared voting and dispositive power with respect to 1,795,505 shares. Includes 158,541 shares issued out of escrow since the filing of his Schedule 13D and excludes 98,900 shares distributed to the limited partners of ProTrust Properties I, Ltd. for which Mr. Neal was deemed to hold beneficial ownership. As set forth in his Schedule 13D, Mr. Neal expressly disclaims beneficial ownership of 2,548,197 shares deemed to be beneficially owned by him, beyond his ownership interest in the general partner of each entity holding such shares.
(8) Mr. Cole filed a Form 4, dated March 17, 1999, with the SEC reporting ownership of 554,189 shares of Common Stock. Includes 33,654 shares issued out of escrow, and 20,000 shares purchased in market transactions, since the filing of his Form 4.
(9) Includes currently exercisable options to purchase 55,000 shares. Mr. Calabro has sole voting and dispositive power with respect to 203,100 of such shares and shares voting and dispositive power with respect to 3,000 shares with his spouse.
(10) John M. Lang filed a Schedule 13D/A dated March 3, 1999 with the SEC reporting ownership of 2,104,074 shares of Common Stock with sole voting and dispositive power with respect to 308,569 shares and with shared voting and dispositive power with respect to 1,795,505 shares. Includes 130,662 shares issued out of escrow since the filing of his Schedule 13D/A. Mr. Lang expressly disclaims beneficial ownership of 1,795,505 shares owned by ProTrust Properties IV, Ltd., ProTrust Properties V, Ltd., Hotel Investors, L.P., and ProTrust Equity Growth Fund I, L.P. (collectively, the "Entities"), as set forth in his Schedule 13D/A, deemed to be beneficially owned by him, and disclaims beneficial ownership of 109,507 shares issued out of escrow to the Entities since the filing of his Schedule 13D/A, also deemed to be beneficially owned by him, beyond his ownership interest in the general partner of each Entity holding such shares. The shares in the table above do not include shares beneficially owned by Hotel Capital II, LLC, a limited liability company whose manager, with sole voting and dispositive power, is Robert H. Woods (a partner in Lang Capital Partners, LLC), with respect to which Mr. Lang is not a member or manager, and does not have voting or dispositive power with respect to those shares; therefore, such shares are not included in Mr. Lang's beneficial ownership.
(11) Includes currently exercisable options to purchase 25,000 shares of Common Stock and 5,700 shares owned by Mr. Leven's spouse.
(12) Includes currently exercisable options to purchase 55,000 shares of Common Stock.
(13) Includes currently exercisable options to purchase 274,400 shares of Common Stock.
(14) Includes currently exercisable options to purchase 134,600 shares of Common Stock.
(15) Includes currently exercisable options to purchase 49,000 shares of Common Stock.
(16) Includes currently exercisable options to purchase 17,400 shares of Common Stock.
(17) Includes currently exercisable options to purchase 720,400 shares of Common Stock.

                              ELECTION OF DIRECTORS

                 (PROPOSAL NUMBER 1 ON THE ENCLOSED PROXY CARD)

               The Restated Bylaws of Lodgian provide that the Lodgian Board will consist of not less than six members, the exact number to be determined by resolution adopted by the affirmative vote of a majority of all directors of Lodgian. The number of directors is currently set at six. The Board of Directors is divided into three classes; directors in each class are elected for a three-year term in staggered years.

               Peter R. Tyson, the Class I director whose term expires at the 1999 Annual Meeting, has been nominated for re-election to the Board of Directors to hold office for a full three-year term expiring at the 2002 Annual Meeting of Stockholders or until a successor has been duly elected and qualified. The nominee is presently a director of Lodgian and has consented to be named as a nominee and to serve as a director if elected. Should the nominee be unable or unwilling to serve as a director, the enclosed proxy will be voted for such other person or persons as the Board of Directors may recommend. Management does not anticipate that such an event will occur.

INFORMATION ABOUT THE NOMINEE, THE CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

               The table below sets forth the names and ages of the directors, including the nominee, and the executive officers of the Company, as well as the positions and offices held by such persons. A summary of the background and experience of each of these individuals is set forth after the table.


NAME                                AGE      POSITION WITH LODGIAN
-------------------------------     -----    -----------------------
NOMINEE WHOSE TERM WOULD EXPIRE
IN 2002:

   Peter R. Tyson                   52        Director

CONTINUING DIRECTORS WHOSE
TERMS EXPIRE IN 2000:

   Joseph C. Calabro                47        Director and Chairman of the Office of the Chairman of the Board
   John M. Lang                     44        Director and Member of the Office of the Chairman of the Board
   Michael A. Leven                 61        Director and Member of the Office of the Chairman of the Board

CONTINUING DIRECTORS WHOSE
TERMS EXPIRE IN 2001:

   Robert S. Cole                   37        Director, Chief Executive Officer and President
   Richard H. Weiner                48        Director

EXECUTIVE OFFICERS WHO ARE NOT
DIRECTORS:

   Karyn Marasco                    41        Chief Operating Officer and Executive Vice President
   Lawrence Carballo                56        Interim Chief Financial Officer
   Kenneth R. Posner                51        Chief Financial Officer (effective May 1, 1999)

                  ROBERT S. COLE has been the Chief Executive Officer and President of the Company since the Merger. From 1990 until the Merger, Mr. Cole was the President of Impac and its predecessors and affiliates. Prior to that time, he held a variety of general manager positions in hotels throughout the United States.

                  KARYN MARASCO has been the Chief Operating Officer and Executive Vice President of the Company since the Merger. From 1997 until the Merger, Ms. Marasco was the Chief Operating Officer and Executive Vice President of Servico. Prior to such time, Ms. Marasco was affiliated with Westin Hotels & Resorts for 18 years. Most recently, Ms. Marasco served as Westin's Area Managing Director, based in Chicago.

                  LAWRENCE CARBALLO served as Interim Chief Financial Officer of the Company from March 1, 1999 until April 30, 1999. In addition, since the Merger, he has been and continues to be Vice President and Corporate Controller of Lodgian. From 1991 until the Merger, Mr. Carballo was Vice President and Corporate Controller of Servico.

                  KENNETH R. POSNER was appointed Chief Financial Officer of Lodgian, effective May 1, 1999. From 1981 until he joined Lodgian, Mr. Posner served as Chief Financial Officer of the Hyatt Group of Companies.

                  JOSEPH C. CALABRO has been a director of Lodgian since the Merger and was a director of Servico from August 1992 until the Merger. Mr. Calabro has been a principal of Joseph C. Calabro, C.P.A., a Devon, Pennsylvania accounting firm, since 1982. Mr. Calabro has also been an officer and director of Bibsy Corporation, which previously owned and operated a Holiday Inn hotel in Bensalem, Pennsylvania, since 1971.

                  JOHN M. LANG has been a director of Lodgian since the Merger. Mr. Lang is the President of Lang Capital Partners, LLC, a private real estate venture firm based in Atlanta, Georgia. From June 1996 until May 1998, Mr. Lang served as Chief Executive Officer of ProTrust Capital, Inc. ("ProTrust"), a private investment firm based in Atlanta, Georgia. Mr. Lang is a co-manager and member of the general partners of ProTrust Properties IV, Ltd., ProTrust Properties V, Ltd., Hotel Investors, L.P., and ProTrust Equity Growth Fund I, L.P. Each of these partnerships made investments in hotels acquired or developed by Impac. Prior to joining ProTrust in June 1996, Mr. Lang, an attorney, was the managing partner of Reece & Lang, P.S.C., a London, Kentucky law firm with offices in Atlanta.

                  MICHAEL A. LEVEN has been a director of Lodgian since the Merger and was a director of Servico from August 1997 until the Merger. Since October, 1995, Mr. Leven has been President and Chief Executive Officer of US Franchise Systems, Inc., which sells franchises for Hawthorne Suites, Best Inns and Microtel Inns hotel brands. From October 1990 until September 1995, Mr. Leven was President and Chief Operating Officer of Holiday Inn Worldwide.

                  PETER R. TYSON has been a director of Lodgian since the Merger and was a director of Servico from August 1992 until the Merger. From December 1990 to the present, Mr. Tyson has been President of Peter R. Tyson & Associates, Inc., a firm offering consulting services to clients in the hospitality industry. Prior to forming Peter R. Tyson & Associates, Inc., Mr. Tyson was the partner-in-charge of the hospitality industry consulting practice in the Philadelphia office of the accounting and consulting firm of Laventhol & Horwath, with which he was associated for 20 years.

                  RICHARD H. WEINER has been a director of Lodgian since the Merger and was a director of Servico from August 1992 until the Merger. Mr. Weiner is a senior partner in the Albany, New York law firm of Cooper, Erving, Savage, Nolan & Heller, where he has practiced law since 1975.

    DIRECTOR COMPENSATION

                  During 1998, Servico paid non-employee directors a total annual retainer of $18,000, as well as a fee per board meeting or board committee meeting of $1,000. Mr. David Buddemeyer, who served as Chairman of the Board of Servico until his resignation from that Board in November 1998, received no compensation for serving as Servico's Chairman from January to November 1998.

                  In December 1998, Lodgian adopted a fee schedule for board members to provide for a $24,000 total annual retainer, as well as fees of $1,500 per board meeting, $1,000 per board committee meeting, and $500 per telephonic board or board committee meeting. In addition, Mr. Joseph C. Calabro, in lieu of the normal annual retainer and per meeting fees, is receiving annual director compensation of $100,000 for services rendered to Lodgian in his capacity as Chairman of the Office of the Chairman of the Board. Mr. Robert Cole, who served on Lodgian's Board of Directors from December 11 until December 31, 1998, received no compensation for serving as a member of Lodgian's Board.

                  Servico and Lodgian also reimbursed directors for expenses associated with attending Board and committee meetings of the respective companies.

                 Under the Company's Stock Option Plan, each non-employee director is automatically granted, on the date such director's term of office commences and each year thereafter on the day following any annual meeting of stockholders (as long as such director's term as a director is continuing for the ensuing year), an option to acquire 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. All options granted to non-employee directors become exercisable upon grant.

    MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

                  The Boards of Directors of Servico and Lodgian collectively held 12 meetings during the last fiscal year. No director attended fewer than 75% of the total aggregate number of the respective company's meetings of the Board of Directors and any committee of the Board of Directors on which such director served during his tenure as a director or committee member.

                   The Board of Directors of Lodgian currently has two standing committees: the Audit Committee and the Compensation Committee. The full Board of Directors currently serves as the Nominating Committee.

                  The principal functions of the Audit Committee are to review the Company's financial statements and management's disclosures, recommend to the Board of Directors the appointment of independent public accountants to be employed by the Company, confer with the independent public accountants concerning the scope of their audit and, on completion of their audit, review the accountants' findings and recommendations, review the adequacy of the Company's systems of internal accounting controls, review areas of possible conflicts of interest and sensitive payments and consider such other matters as the committee deems appropriate. The Audit Committees of Servico and Lodgian held three formal meetings during the last fiscal year. The present members of the Audit Committee are Joseph C. Calabro, John
    M. Lang, Peter R. Tyson and Richard H. Weiner.

                  The principal functions of the Compensation Committee are to approve or, in some cases, to recommend to the Board of Directors, remuneration arrangements and compensation plans involving the Company's directors and executive officers, review bonus criteria and bonus recommendations, review compensation of directors and administer the Company's Stock Option Plan. The Compensation Committee held one formal meeting during the last fiscal year. The present members of the Compensation Committee are John M. Lang, Michael A. Leven, Peter R. Tyson and Richard H. Weiner.

EXECUTIVE COMPENSATION

               The following table sets forth certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Chief Executive Officer and to each of the Company's four most highly compensated executive officers other than the Chief Executive Officer during the year ended December 31, 1998.


                                         SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                         ANNUAL COMPENSATION                COMPENSATION
                                    ----------------------------------    --------------
                                                                               AWARDS
                                                              OTHER       --------------
                                                              ANNUAL        SECURITIES      ALL OTHER
                                                              COMPEN-       UNDERLYING        COMPEN-
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($)    BONUS ($)   SATION($)   OPTIONS/SARS (7)  SATION (8)
----------------------------- ----  ----------    --------    --------    ----------------  ----------
Robert S. Cole                1998   17,308         --          --          185,000            --
Chief Executive Officer
and President (1)

David Buddemeyer              1998  358,269         --       1,282,500 (5)       --            --
Chairman of the Board, Chief  1997  385,000       120,000       --          400,000         2,948
Executive Officer and         1996  350,000        96,745       --           13,500         4,726
President (2)

Karyn Marasco                 1998  235,000       100,000       --               --        20,106
Chief Operating Officer and   1997  137,269        60,000       --          125,000            --
Executive Vice President (3)

Warren M. Knight              1998  215,000        60,000       --             --           2,500
Chief Financial Officer and   1997  188,000        60,000       --           75,000         3,556
Vice President--Finance       1996  170,000        46,990       --           13,500         4,844

Peter J. Walz                 1998  157,500           --      249,909 (6)      --           2,500
Vice President--Acquisitions  1997  150,000           --      174,700 (6)   100,000         3,793
(4)                           1996  122,596           --      139,438 (6)    15,000         2,375

Lawrence Carballo             1998  128,000        40,000       --             --             419
Vice President--Corporate     1997  118,519        40,000       --           20,000         4,750
Controller (Interim Chief     1996  110,250        15,000       --            5,000         4,750
Financial Officer)

(1) Mr. Cole has served as President and Chief Executive Officer of the Company since December 11, 1998.
(2) Mr. Buddemeyer served as Chairman of the Board, President and Chief Executive Officer of Servico until his resignation on November 10, 1998.
(3) Ms. Marasco's employment with Servico began in May 1997.
(4) Mr. Walz's employment with Servico began in January 1996.
(5) Represents severance payments made to Mr. Buddemeyer in connection with his separation from the Company.
(6) Represents commission payments made to Mr. Walz.
(7) Represents the number of shares of common stock underlying the options/SARs.
(8) Each item included in this column represents a contribution made by Servico under its 401(k) Plan on behalf of the named executive based on such executive's annual elective pre-tax deferred contribution
    (included under Salary) to such plan, except for Ms. Marasco, whose figure also includes a relocation allowance of $19,687.

STOCK OPTION PLAN

               The Company's Stock Option Plan provides for the issuance of incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Internal Revenue Code") and non-qualified stock options not intended to meet the requirements of Section 422A of the Internal Revenue Code. The plan is administered by a committee of the Board of Directors which, subject to the terms of the plan, determines to whom grants are made and the vesting, timing and amounts of such grants.

               The following table sets forth information concerning stock option grants made during 1998 to the executive officers named in the "Summary Compensation Table," including the potential realizable value of each grant assuming that the market value of the Common Stock appreciates from the date of grant to the expiration of the option at annualized rates of 5% and 10%, in each case compounded annually over the term of the option. These assumed rates of appreciation have been specified by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future prices of the Common Stock. The actual future value of the options will depend on the market value of the Common Stock.


                     STOCK OPTION GRANTS IN FISCAL YEAR 1998


                        INDIVIDUAL GRANTS
----------------------------------------------------------------------
                       NUMBER OF     PERCENT OF
                      SECURITIES       TOTAL                                  POTENTIAL REALIZABLE
                      UNDERLYING    OPTIONS/SARS     EXERCISE                  VALUE AT ASSUMED
                      OPTIONS/SARS   GRANTED TO      PRICE      EXPIRATION    ANNUAL RATES OF STOCK
NAME                    GRANTED      EMPLOYEES (%)   ($/SH)       DATE        PRICE APPRECIATION FOR OPTION
--------------------  ------------  ------------    --------    ----------    -----------------------------
                                                                                 5% ($)        10% ($)
                                                                               ----------  -----------
Robert S. Cole(1)       185,000       24.5%           $6.125     12/11/08       712,616    1,805,909
David Buddemeyer(2)       --           --               --          --            --          --
Karyn Marasco             --           --               --          --            --          --
Warren M. Knight          --           --               --          --            --          --
Peter J. Walz             --           --               --          --            --          --

----------------------------
(1) Mr. Cole has served as President and Chief Executive Officer of the Company since December 11, 1998; Mr. Cole's options were initially issued with an exercise price of $17.75, but were repriced on December 18, 1998 to $6.125 (see table below regarding "10-Year Option/SAR Repricings").
(2) Mr. Buddemeyer served as Chairman of the Board, President and Chief Executive Officer of Servico until his resignation on November 10, 1998.

               The following table sets forth certain summary information concerning exercised and unexercised options to purchase Servico's Common Stock as of December 31, 1998, under Servico's Stock Option Plan held by the executive officers named in the "Summary Compensation Table."

                                   STOCK OPTION EXERCISES IN FISCAL YEAR
                                   1998 AND FISCAL YEAR-END OPTION VALUES


                                                              NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                              OPTIONS/SARS HELD AT         MONEY OPTIONS/SARS AT
                                                                FISCAL YEAR-END (#)        FISCAL YEAR-END ($)(3)
  NAME AND POSITION DURING   ACQUIRED ON       VALUE         ------------------------     ---------------------------
      1998 FISCAL YEAR       EXERCISE (#)    REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
  ------------------------   ------------    -----------    -----------   -------------   -----------   -------------
Robert S. Cole                     --         --                     --     185,000            --         --
 Chairman of the Board,
 President and Chief
 Executive Officer(1)

David Buddemeyer                   --         --                270,700     252,800        78,750         --
 Chairman of the Board,
 President and Chief
 Executive Officer(2)

Karyn Marasco                      --         --                 50,000      75,000            --         --
 Chief Operating Officer
 and Executive Vice
 President

Warren M. Knight                   --         --                130,900      55,100        69,375         --
 Chief Financial Officer
 and Vice President-Finance

Peter J. Walz                      --         --                 46,000      69,000            --         --
 Vice President-Acquisitions

Lawrence Carballo                  --         --                 16,400      16,600            --         --
 Interim Chief Financial
 Officer

---------------------------

(1) Mr. Cole has served as President and Chief Executive Officer of the Company since December 11, 1998.
(2) Mr. Buddemeyer served as Chairman of the Board, President and Chief Executive Officer of Servico until his resignation on November 10, 1998.
(3) The value of unexercised in-the-money options/SARs represents the number of options/SARs held at year-end 1998 multiplied by the difference between the exercise price and $4.75, the closing price of Lodgian's Common Stock at year-end 1998.

               The following table sets forth certain summary information concerning the repricing of options to purchase Lodgian's Common Stock as of December 31, 1998.


                                       10-YEAR OPTION/SAR REPRICINGS

                                       NUMBER OF       MARKET                                     LENGTH OF
                                      SECURITIES      PRICE OF       EXERCISE                       ORIGINAL
                                      UNDERLYING      STOCK AT      PRICE AT TIME                 OPTION TERM
                                      OPTIONS/SARS     TIME OF      OF REPRICING        NEW       REMAINING AT
  NAME AND POSITION DURING             REPRICED      REPRICING OR        OR           EXERCISE    DATE OF REPRICING
      1998 FISCAL YEAR       DATE     OR AMENDED(#)   AMENDMENT     AMENDMENT($)     PRICE ($)    OR AMENDMENT
---------------------------  ----     -------------  -----------     -------------    ---------   -----------------
Robert S. Cole               12/18/98  185,000           4.875       17.75             6.125        10
 Chairman of the Board,
 President and Chief
 Executive Officer(1)

David Buddemeyer             12/18/98        0          --           --                  --         --
 Chairman of the Board,
 President and Chief
 Executive Officer(2)

Karyn Marasco                12/18/98   50,000           4.875       15.25             6.125         8.4
 Chief Operating Officer                75,000           4.875       16.75             6.125         8.7
 and Executive Vice
 President

Warren M. Knight             12/18/98    5,000           4.875        9.50             6.125         6.4
 Chief Financial Officer                13,500           4.875       10.75             6.125         7.1
 and Vice President-Finance             75,000           4.875       16.75             6.125         8.7

Peter J. Walz                12/18/98   15,000           4.875       10.75             6.125         7.1
 Vice President-Acquisitions           100,000           4.875       16.75             6.125         8.7

Lawrence Carballo            12/18/98    8,000           4.875        9.50             6.125         5.7
 Interim Chief Financial                 5,000           4.875       10.75             6.125         7.1
 Officer                                20,000           4.875       16.75             6.125         8.7

Joseph C. Calabro            12/18/98    5,000           4.875        8.25             6.125         5.5
 Director and Chairman of                5,000           4.875        9.5              6.125         6.4
 the Office of the Chairman              5,000           4.875       16.125            6.125         7.4
 of the Board                            5,000           4.875       15.25             6.125         8.4
                                        20,000           4.875       16.75             6.125         8.7

Michael A. Leven             12/18/98   25,000           4.875       16.75             6.125         8.7
 Director and Member of the
 Office of the Chairman of
 the Board

Peter R. Tyson               12/18/98    5,000           4.875        8.25             6.125         5.5
 Director                                5,000           4.875        9.5              6.125         6.4
                                         5,000           4.875       16.125            6.125         7.4
                                         5,000           4.875       15.25             6.125         8.4
                                        20,000           4.875       16.75             6.125         8.7

Richard H. Weiner            12/18/98    5,000           4.875        8.25             6.125         5.5
 Director                                5,000           4.875        9.5              6.125         6.4
                                         5,000           4.875       16.125            6.125         7.4
                                         5,000           4.875       15.25             6.125         8.4
                                        20,000           4.875       16.75             6.125         8.7



(1) Mr. Cole has served as President and Chief Executive Officer of the Company since December 11, 1998.
(2) Mr. Buddemeyer served as Chairman of the Board, President and Chief Executive Officer of Servico until his resignation on November 10, 1998.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

EMPLOYMENT AGREEMENTS

               ROBERT COLE entered into an employment agreement with Lodgian relating to his employment as President and Chief Executive Officer, as of December 11, 1998. The employment agreement provided for a base salary subject to increases and bonuses, in each case, at the discretion of the Board of Directors. The base salary paid to Mr. Cole during 1998 was $17,308 (base salary of $300,000 for the period of December 11, 1998 through year end). Mr. Cole also receives paid health insurance, paid disability insurance and is entitled to participate, to the extent eligible, under any benefit plans provided to other executives of Lodgian. Mr. Cole is entitled to a minimum of four weeks paid vacation annually. Mr. Cole's employment agreement contains provisions for payments to Mr. Cole in the event of a change in control, as described more fully under "--Arrangements Regarding Termination of Employment and Changes of Control."

               DAVID BUDDEMEYER entered into an employment agreement with Servico relating to his employment as President and Chief Operating Officer, as of May 14, 1993. Effective December 21, 1995, Mr. Buddemeyer was elected Chief Executive Officer of Servico and continued in that position until November 10, 1998. The employment agreement provided for a base salary subject to increases and bonuses, in each case, at the discretion of the Board of Directors. The base salary paid to Mr. Buddemeyer during 1998 was $348,411 (base salary of $405,000 for the period of January 1, 1998 through November 10, 1998). Mr. Buddemeyer also received paid health insurance, paid disability insurance and was entitled to participate, to the extent eligible, under any benefit plans provided to other executives of Servico. Mr. Buddemeyer was entitled to a minimum of four weeks paid vacation annually.

               KARYN MARASCO entered into a three-year employment agreement with Servico relating to her employment as Executive Vice President and Chief Operating Officer of Servico on May 2, 1997. On November 24, 1998, the agreement was extended for a period of one year. This agreement was assumed by Lodgian and is still in effect. The employment agreement provides for a base salary of $235,000 subject to increases and bonuses in the discretion of the Board. Ms. Marasco is also entitled to receive the benefits offered other executive officers. Pursuant to the terms of her employment agreement, Ms. Marasco was granted options to acquire 50,000 shares of Lodgian Common Stock with options with respect to 10,000 of such shares vesting immediately and 10,000 vesting annually. The employment agreement is terminable upon 30 days notice but in the event Ms. Marasco is terminated other than "for Cause," as defined in the agreement, she will be entitled to her base salary and benefits under the agreement for the greater of the unexpired term or one year.

ARRANGEMENTS REGARDING TERMINATION OF EMPLOYMENT AND CHANGES OF CONTROL

               On November 10, 1998, David Buddemeyer, Servico's Chairman and Chief Executive Officer, resigned from Servico. Servico and Lodgian paid to Mr. Buddemeyer an aggregate severance pay equal to $1,282,500. Lodgian will continue insurance coverage for Mr. Buddemeyer, on the same terms and conditions as would be applicable if Mr. Buddemeyer were an active employee, under Lodgian's life insurance, group disability benefits and similar welfare benefit plans for a period of one year. Mr. Buddemeyer holds currently exercisable stock options to purchase 423,500 shares of Lodgian's Common Stock which were originally granted to him pursuant to Servico's Stock Option Plan and 100,000 stock appreciation rights. The stock options or stock appreciation rights will continue to vest at the same time they would have vested had Mr. Buddemeyer remained an employee of Lodgian.

               In addition, on February 28, 1999, Warren Knight, Lodgian's then Chief Financial Officer, resigned and was replaced on an interim basis by Lawrence Carballo. Lodgian paid to Mr. Knight an aggregate severance pay equal to $350,000 and a bonus in compensation for services rendered during 1998 equal to $60,000. Lodgian will continue insurance coverage for Mr. Knight, on the same terms and conditions as would be applicable if Mr. Knight were an active employee, under the Company's life insurance, group disability benefits and similar welfare benefit plans for a period of one year. Mr. Knight holds currently exercisable stock options to purchase 173,500 shares of Lodgian's Common Stock which were originally granted to him pursuant to Servico's Stock Option Plan and 12,500 stock appreciation rights. The stock options or stock appreciation rights will continue to vest at the same time they would have vested had Mr.
Knight remained an employee of Lodgian.

               The employment agreement between Lodgian and Mr. Cole provides for payments to Mr. Cole in an amount equal to two and one-half times his annual base compensation, less any other cash severance payments contractually owed to him by Lodgian, in the event that there is either a change in the majority of the Board of Directors or the acquisition by any individual or group of in excess of 50% of Lodgian's outstanding Common Stock, and the duties or responsibilities of Mr. Cole are materially diminished within 24 months thereafter.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

               The compensation of Lodgian's executive officers, including its Chief Executive Officer, is determined by the Compensation Committee of Lodgian's Board of Directors (the "Compensation Committee"). Prior to the Merger, the Compensation Committee was composed of the three then non-employee directors, Joseph C. Calabro, Peter R. Tyson and Richard H. Weiner. From the Merger forward, the Compensation Committee has been composed of John M. Lang, Michael A. Leven, Peter R. Tyson, and Richard H. Weiner.

               Lodgian's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with Lodgian's short-term and long-term performance goals, reward corporate performance and recognize individual initiative and achievement. It is anticipated that these policies will help Lodgian to continue to attract and retain quality personnel and thereby enhance Lodgian's long-term profitability and share value.

               Executive compensation ranges have been designed to be competitive with amounts paid to senior executives at companies in the hospitality industry which compete with Lodgian, companies which are similar in size and profitability to Lodgian and companies with which Lodgian competes for senior executives. Within this framework, individual executive compensation is based on personal and corporate achievement and the individual's level of responsibility and experience. However, in any particular year, Lodgian's executives may be paid more or less than executives in peer companies depending upon Lodgian's performance.

BASE COMPENSATION

               The base salaries of Lodgian's executive officers are based in part on comparative industry data and on various quantitative and qualitative considerations regarding corporate and individual performance. An executive's base salary is determined only after an assessment of his or her sustained performance, current salary in relation to an objective salary range for the executive's job responsibilities and his or her experience and potential for advancement. Further, in establishing base salaries for Lodgian's executive officers the Compensation Committee considers numerous other factors, including the following:

        i. Industry compensation trends;
       ii. Cost-of-living and other local and geographic considerations;
      iii. Consultation with other Lodgian executives;
       iv. Hospitality industry and job-specific skills and knowledge;
        v. Historical and expected contributions to Lodgian's performance; and
       vi. Level, complexity, breadth and difficulty of duties.

               In establishing the base salaries of the executive officers, the Compensation Committee was cognizant of the roles of each executive officer in the operations of Lodgian and its predecessors. The Compensation Committee specifically recognized the results of operations and financial condition of Lodgian's predecessors during the prior fiscal year and the roles and responsibilities of each of the executive officers.

BONUS PROGRAM

               An annual bonus program has been implemented at Lodgian. The objective of the bonus program is to: motivate and reward the accomplishment of corporate objectives; reinforce a strong performance orientation; provide a direct link between corporate performance and executive compensation; and provide a fully competitive compensation package which will attract, reward and retain individuals of the highest quality. As a performance-based plan, cash bonus awards are required to be paid under the plan only upon the achievement of pre-established corporate performance objectives on a quarterly and annual basis, and no bonuses are required to be paid if the minimum established thresholds are not met. A maximum ceiling is also established for awards under the bonus program which is determined after consideration of Lodgian's competitive position in the industry, assessment of long-term goals and business performance considerations.

               Under the 1998 bonus awards program, Lodgian, and before it Servico, agreed to allocate to a bonus pool an amount equal to a percentage of the amount by which actual and annual cash flow (as defined in the bonus program) exceeded budgeted cash flow for each quarter subject to a calculation based on the number of shares of Common Stock outstanding at the time the bonus is determined.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

               Lodgian's long-term executive compensation incentives are in the form of stock option awards and stock appreciation rights. The Compensation Committee believes that stock option awards and stock appreciation rights are an effective means of advancing the long-term interests of Lodgian's stockholders by integrating executive compensation with the long-term value of Lodgian Common Stock. Awards are granted at the prevailing market price on the date of grant and are valuable to executives only if Lodgian Common Stock appreciates. During 1998, the Compensation Committee awarded to executive officers options to purchase an aggregate of 185,000 shares of Lodgian Common Stock. All of such options were granted with an exercise price equal to $6.125 per share.

               Pursuant to the Merger, former Impac employees were awarded options to purchase Lodgian shares at $6.125 per share. In December 1998, the Board of Directors determined that it would be in Lodgian's best interests that all employees' options should have identical exercise prices in light of the firm's beginning its joint effort. The Board of Directors then reset the exercise price for options held by former Servico employees, Robert S. Cole and the members of the Board of Directors, such that all outstanding options would be exercisable for $6.125 per share.

CHIEF EXECUTIVE OFFICER

               Like the other executive officers listed in the "Summary Compensation Table," compensation for 1998 for both David Buddemeyer, Servico's President and Chief Executive Officer prior to the Merger, and Robert Cole, Lodgian's President and Chief Executive Officer, consisted primarily of a base salary and a discretionary bonus based on corporate performance.

               Servico's Compensation Committee determined Mr. Buddemeyer's compensation for 1998 after considering many factors, including those factors described above under "--Base Compensation" applicable to all executives. Additionally, the Servico Compensation Committee focused on Mr. Buddemeyer's role in the continuing profitability of Servico. In establishing Mr. Buddemeyer's compensation, the Servico Compensation Committee also took particular note of the continued improvement in Servico's financial condition, Servico's successful secondary offering and Servico's growth during the prior year.

               Lodgian's Compensation Committee determined Mr. Cole's compensation for 1998 based on the expectation that Mr. Cole would act as Lodgian's President. Upon David Buddemeyer's resignation from the position of Chief Executive Officer of Servico, Mr. Cole agreed to serve as Chief Executive Officer of Lodgian upon consummation of the Merger, and Mr. Cole's compensation was modestly increased in consideration of Mr. Cole's expanded role.

               Submitted by,

               John M. Lang
               Michael A. Leven
               Peter R. Tyson
               Richard H. Weiner

PERFORMANCE GRAPH

               Set forth below is a graph comparing the cumulative total stockholder return on Lodgian's Common Stock with the Dow Jones Equity Market Index and the Dow Jones Lodging Index. The Lodgian Common Stock traded on the American Stock Exchange under the symbol "SER" from August 18, 1992 until June 18, 1997 and thereafter traded on the New York Stock Exchange ("NYSE") until December 11, 1998, at which time the symbol was changed to "LOD". The graph assumes an investment of $100.00 on December 31, 1993 in (i) Lodgian's Common Stock, (ii) the stocks comprising the Dow Jones Equity Market Index and (iii) the Dow Jones Lodging Index.

                            LODGIAN PERFORMANCE GRAPH

                          December 1994-December 1998

                              [Performance Graph]

               DEC-94      DEC-95      DEC-96       DEC-97       DEC-98
               ------      ------      ------       ------       ------
  Lodgian       $148        $156        $239         $250         $ 72
  Lodging       $108        $130        $157         $219         $167
  Equity        $101        $139        $171         $229         $294

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

               The following parties had a direct or indirect material interest in transactions with the Company since the beginning of its most recently completed fiscal year and such transactions are described below.

               Mr. Cole is a minority shareholder of Impac Hotel Development ("IHD"), which provided acquisition and property development services to Impac for a development fee of 4% of the total project cost of each property acquired or developed. Impac agreed to terminate this agreement prior to the consummation of the Merger so that Impac and its subsidiaries will have no further obligations under the agreement after the Merger other than the payment of up to a 4% development fee (not to exceed $2.5 million in the aggregate) in the event Lodgian acquires or develops any of the hotels or properties identified in the merger agreement as Impac's acquisition and development pipeline.

               IHD had contracted with Elegant Interiors, LLC ("Elegant"), an entity wholly owned by Sheila Lang (the spouse of John M. Lang) to provide interior design consulting services. In the event IHD, or its assignee, receives payment of the above-referenced development fees, IHD, or its assignee, will pay Elegant accrued consulting fees (not to exceed $250,000) with respect to any of the hotels or properties identified in the merger agreement as being in Impac's acquisition pipeline.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

               Section 16(a) of the Securities Exchange Act of 1934 requires Lodgian's directors, executive officers and 10% stockholders to file reports of ownership and reports of changes in ownership of Lodgian's Common Stock and other equity securities with the SEC and the NYSE. Directors, executive officers and 10% stockholders are required to furnish Lodgian with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished to it, Lodgian believes that during 1998, Lodgian's directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                During 1998, through the time of the Merger, the following directors served on the Compensation Committee of the Board of Directors: Joseph
C. Calabro, Peter R. Tyson and Richard H. Weiner. Following the Merger, the following directors served on the Compensation Committee: John M. Lang, Michael
A. Leven, Peter R. Tyson and Richard H. Weiner. None of such persons is or has been an executive officer of the Company, and no interlocking relationships exist between any such person and the directors or executive officers of any other Company.

VOTING PROCEDURES

               A majority of the outstanding shares of Common Stock, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. However, an abstention with respect to the election of the Class I director will not be counted either in favor of or against the election of the nominee. Brokers who hold shares for the account of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Accordingly, broker non-votes will have no affect on the vote.

                                 OTHER BUSINESS

               The Board of Directors does not intend to bring any other business before the meeting, and as far as is known by the Board, no matters are to be brought before the meeting except as disclosed in the Notice of Annual Meeting of Stockholders. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                              INDEPENDENT AUDITORS

               The Board of Directors has appointed the firm of Ernst & Young LLP, independent certified public accountants, to be Lodgian's auditors for the fiscal year ending December 31, 1999. Ernst & Young also served as Lodgian's independent certified public accountants for the fiscal year ended December 31, 1998. Representatives of Ernst & Young are expected to be present at the meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

               A copy of Lodgian's 1998 Annual Report, including audited financial statements, was sent to all stockholders of Lodgian along with this Proxy Statement.

                             SOLICITATION OF PROXIES

               The proxy accompanying this Proxy Statement is solicited by the Lodgian Board of Directors. Proxies may be solicited by officers, directors and regular supervisory and executive employees of Lodgian, none of whom will receive any additional compensation for their services. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. Lodgian may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners. Lodgian has engaged Corporate Investor Communications, Inc. to coordinate the solicitation of proxies by or through brokers, banks and other custodians, nominees and fiduciaries for a fee of $4,750. All of the costs of solicitation of proxies will be paid by Lodgian.

                 STOCKHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

               Lodgian's Bylaws have an advance notice procedure for stockholders to bring business before an annual meeting of stockholders. The advance notice procedure requires that a stockholder interested in presenting a proposal for action at the 2000 Annual Meeting of Stockholders must deliver a written notice of the proposal, together with certain specified information relating to such stockholder's stock ownership and identity, to Lodgian's Secretary not earlier than March 25 nor later than April 25, 2000.

               Stockholders' proposals intended to be included in Lodgian's proxy statement and form of proxy for the 2000 Annual Meeting of Stockholders must be received by Lodgian no later than 120 days prior to the anniversary date of the first notice of the 1999 Annual Meeting, or December 31, 1999.





                                       By order of the Board of Directors,


                                       /s/ Robert M. Flanders
                                       ----------------------------
                                       Robert M. Flanders
                                       Assistant Secretary

Dated: May 11, 1999

    *******************************APPENDIX*******************************


                              FOLD AND DETACH HERE
------------------------------------------------------------------------------
                                                    THE UNDERSIGNED
                                                    ACKNOWLEDGES RECEIPT OF THE
                                                    ACCOMPANYING NOTICE OF
                                                    ANNUAL MEETING OF
                                                    STOCKHOLDERS AND THE PROXY
                                                    STATEMENT FOR THE JUNE
                                                    25, 1999 MEETING.


                                                    Dated:_______________, 1999

                                                    Signature of Stockholder(s)
                                                    ___________________________

                                                    Print Name(s) Here
                                                    ___________________________
                                                    (Please sign exactly as
                                                    name or names appear
                                                    hereon. Full title of one
                                                    signing in representative
                                                    capacity should be clearly
                                                    designated after signature.
                                                    Names of all joint holders
                                                    should be written even if
                                                    signed by only one.)

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED

                              FOLD AND DETACH HERE
 -----------------------------------------------------------------------------

                                     PROXY
                                 LODGIAN, INC.

                 ANNUAL MEETING OF STOCKHOLDERS -- JUNE 25, 1999
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder of Lodgian, Inc. ("Lodgian") hereby appoints Robert S. Cole and Robert M. Flanders, and each of them, the undersigned's proxies, with full power of substitution, to vote all shares of Common Stock of Lodgian which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Friday, June 25, 1999, commencing at 9:30 a.m. local time, at The Resource Forum, 3340 Peachtree Road, N.E., Atlanta, Georgia 30326 and at any adjournments or postponements thereof, to the same extent and with the same power as if the undersigned were personally present at said meeting or such adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

  WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY
  THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED IN ITEM NO. 1.

  If there are amendments or variations to the matters proposed at the meeting or at any adjournments or postponements thereof, or if any other business properly comes before the meeting, this proxy confers discretionary authority on the proxy nominees named herein and each of them to vote on such amendments, variations or other business.

  1. Election of Peter R. Tyson as a Class I Director

   [ ] FOR the nominee listed           [ ] WITHHOLD AUTHORITY to vote for the
                                            nominee listed



           (Continued, and to be signed and dated on the other side.)